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                                 (EXHIBIT 10.39)

                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT

     This First Amendment to Loan Agreement ("Amendment") is made as of September 29, 1995 by and between Newmarket Capital Group, L.P. (the "Lender") and Dayton Way Pictures IV, Inc. (the "Borrower").

                                 R E C I T A L S

     WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated as of July 31, 1995, (the "Loan Agreement") relating to that certain motion picture presently entitled "THE WHOLE WIDE WORLD"; and

     WHEREAS, Borrower and Lender now wish to amend the Loan Agreement;

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

     2. WAIVER. By its execution hereof Lender hereby waives any Event of Default which has occurred and is continuing as of the date hereof under Section
8.11 (a) of the Loan Agreement as a result of Debtor's failure to deliver to Lender on or before September 15, 1995 sufficient Distribution Agreements together with Distributor's Acceptances related thereto with an Acceptable Pre-Sale Value of at least $675,000 excluding any sale of the United States.

     This waiver shall be effective only for the specific Event of Default(s) specified above, and in no event shall this waiver be deemed to be a waiver of
(a) enforcement of the Lender's rights with respect to any other Event(s) of Default now existing or hereafter arising or (b) Debtor's compliance with any other covenants or provisions of the Credit Documents.

     Nothing contained herein nor any communications between the Lender and the Debtor shall be a waiver of any rights or remedies the Lender has or may have against the Debtor, except as specifically provided herein. The Lender hereby reserves and preserves all of its rights and remedies against the Debtor under the Loan Agreement, the other Credit Documents, and applicable law.

     3. AMENDMENT. The parties hereto agree that the Loan Agreement is hereby amended as follows:

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          SECTION 8.11.  Section 8.11 of the Loan Agreement is hereby amended by deleting the reference to "June 30, 1995" in the second line thereof and replacing it with a reference to "November 30, 1995".

     4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that all of the representations and warranties set forth in the Loan Agreement are true and correct and that no Event of Default under the Loan Agreement has occurred or is continuing as of the date hereof except as specifically waived herein.

     5. EFFECTIVE DATE. This Amendment shall become effective upon delivery to the Lender of a fully executed copy of this Amendment. Except as specifically set forth herein, the parties hereto agree and confirm that the Loan Agreement and the other documents related thereto remain in full force and effect as executed except that each reference in the Credit Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

     6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California. No amendment hereto shall be effective unless in writing and executed by the parties hereto.

     7. COUNTERPARTS. This Amendment may be executed in counterparts all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment is duly executed by an authorized signatory of each of the parties hereto as of the date first above written.

                         DAYTON WAY PICTURES IV, INC.

                         By:   [Signature of Alan Abrams]
                             ---------------------------------
                              Name: ALAN ABRAMS
                              Title: President

                         NEWMARKET CAPITAL GROUP, L.P.
                         By:  BFB, LLC
                         Its: Managing General Partner

                         By:      [Signature of William Tyrer]
                              ------------------------------------
                              Name: William A. Tyrer
                              Title: President